UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 20, 2004
                                                   -----------------------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-13988                36-3150143
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation              File Number)         Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                           60181
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (630)571-7700
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages: 10

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                    Page No.


Item 2.02-Results of Operations and Financial Condition               3

Signatures                                                            3

Press Release dated October 20, 2004.                                 4 -10

Item 2.02-Results of Operations and Financial Condition

On October 20, 2004, DeVry Inc. issued a press release announcing the Company's fiscal 2005 first quarter operating results. The full text of that press release is on pages 4 - 10 of this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    DEVRY INC.
                                                    (REGISTRANT)



Date: October 20, 2004                              /s/Ronald L. Taylor
                                                    -------------------
                                                    Ronald L. Taylor
                                                    Chief Executive Officer




Date: October 20, 2004                              /s/Norman M. Levine
                                                    -------------------
                                                    Norman M. Levine
                                                    Senior Vice President and
                                                    Chief Financial Officer